Exhibit 99.1

Investor Relations: Amanda Butler (216) 383-2534
Amanda_Butler@lincolnelectric.com

LINCOLN ELECTRIC REPORTS SECOND QUARTER 2013 RESULTS
2Q EPS Increases 10% to $0.87, Adjusted EPS Increases 12% to $0.91

Second Quarter Highlights vs. Prior Year
▪ Operating income up 9% to $104 million, or 14.3% of sales, despite 2% lower sales
▪ Adjusted operating income up 9% to $108 million and up 150 bps to 14.8% of sales
▪ Profitability tracks higher on mix, operational improvements, and price/cost relationship
▪ Cash flow from operations up 31% to $107 million
▪ Returned $57 million to shareholders through share repurchases

CLEVELAND, Ohio, July 29, 2013 -- Lincoln Electric Holdings, Inc. (the “Company”) (Nasdaq: LECO) today reported second quarter 2013 net income of $72.6 million, or $0.87 per diluted share.  Adjusted net income was $75.7 million, or $0.91 per diluted share, compared to adjusted net income of $68.1 million, or $0.81 per diluted share, in the comparable 2012 period.

Sales were $727.4 million in the second quarter 2013 versus $744.0 million in the comparable 2012 period, a decrease of 2.2%.  Operating income for the second quarter increased $8.2 million to $104.3 million, or 14.3% of sales, from $96.0 million, or 12.9% of sales, in the comparable 2012 period.  Special items that impacted operating income in the second quarter 2013 include pre-tax rationalization charges of $0.9 million, and pre-tax charges of $2.5 million to Costs of goods sold related to the devaluation of the Venezuelan currency.

Sales for the six months ended June 30, 2013 were $1.4 billion versus $1.5 billion in the comparable 2012 period, a decrease of 1.7%. Operating income for the six months ended June 30, 2013 increased $5.2 million to $192.9 million, or 13.3% of sales, from $187.7 million, or 12.8% of sales, in the comparable 2012 period.

Net income for the six months ended June 30, 2013 was $139.4 million, or $1.67 per diluted share, compared with net income of $130.6 million, or $1.54 per diluted share, in 2012.  Adjusted net income was $152.9 million, or $1.83 per diluted share, compared to adjusted net income of $132.4 million, or $1.57 per diluted share, in 2012.  The effective tax rate for the six months ended June 30, 2013 was 29.3% compared with 31.7% in 2012.

"We are pleased by our ongoing profitability improvement which reflects solid execution of our operational and commercial initiatives globally," said Christopher L. Mapes, President and Chief Executive Officer. "While we maintain a cautious outlook for the balance of the year on mixed end sector performance, we expect to continue to deliver solid margin and earnings performance from the benefits of our initiatives, new product introductions and the careful management of expenses. Our efforts position us well to realize improved earnings, cash flow and shareholder returns as we work to execute our '2020 Vision' strategy and expand our global reach.”

The Company’s Board of Directors declared a quarterly cash dividend of $0.20 per share, which was paid on July 15, 2013 to holders of record on June 28, 2013. During the quarter, the Company made voluntary contributions of $25.0 million to its U.S. pension plans and returned $56.9 million to shareholders through the repurchase of 1,014,824 of the common shares for treasury.

During the six months ended June 30, 2013, the Company made voluntary contributions of $75.0 million to its U.S. pension plans and returned $69.7 million to shareholders through the repurchase of 1,243,646 of the common shares for treasury.

- more -

Lincoln Electric Reports Second Quarter 2013 Financial Results

Webcast Information

A conference call to discuss second quarter 2013 financial results will be webcast live today, Monday, July 29, 2013, at 10:00 a.m., Eastern Time.  This webcast is accessible at http://www.lincolnelectric.com/InvestorWebcasts. Listeners should go to the web site prior to the call to register and download and install any necessary audio software. A replay of the webcast will be available on the Company's web site.

Investors who are unable to access the webcast may listen to the conference call live by telephone by dialing (877) 407-9205 (domestic) or (201) 689-8054 (international). A telephonic replay will be available starting at 12:00 p.m. Eastern Time today and will end on Monday, August 5, 2013 at 11:59 p.m. Eastern Time. To listen to the replay, please dial (877) 660-6853 (domestic) or (201) 612-7415 (international) and use confirmation code 417171.

Financial results for the second quarter 2013 can also be obtained at http://www.lincolnelectric.com/InvestorNews.

About Lincoln Electric

Lincoln Electric is the world leader in the design, development and manufacture of arc welding products, robotic arc welding systems, plasma and oxy-fuel cutting equipment and has a leading global position in the brazing and soldering alloys market.  Headquartered in Cleveland, Ohio, Lincoln has 45 manufacturing locations, including operations and joint ventures in 19 countries and a worldwide network of distributors and sales offices covering more than 160 countries.  For more information about Lincoln Electric and its products and services, visit the Company’s website at http://www.lincolnelectric.com.

Non-GAAP Information

Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.  Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

Forward-Looking Statements

The Company’s expectations and beliefs concerning the future contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect management’s current expectations and involve a number of risks and uncertainties.  Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning.  Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results.  The factors include, but are not limited to: general economic and market conditions; the effectiveness of operating initiatives; currency exchange and interest rates; adverse outcome of pending or potential litigation; actual costs of the Company’s rationalization plans; possible acquisitions; market risks and price fluctuations related to the purchase of commodities and energy; global regulatory complexity; and the possible effects of events beyond our control, such as political unrest, acts of terror and natural disasters, on the Company or its customers, suppliers and the economy in general.  For additional discussion, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)
Consolidated Statements of Income

	Three months ended June 30,				Fav (Unfav) to Prior Year
	2013	% of Sales	2012	% of Sales	$	%
Net sales	$727,432	100.0%	$744,045	100.0%	$(16,613)	(2.2%)
Cost of goods sold	487,094	67.0%	519,048	69.8%	31,954	6.2%
Gross profit	240,338	33.0%	224,997	30.2%	15,341	6.8%
Selling, general & administrative expenses	135,215	18.6%	127,714	17.2%	(7,501)	(5.9%)
Rationalization and asset impairment charges	851	0.1%	1,258	0.2%	407	32.4%
Operating income	104,272	14.3%	96,025	12.9%	8,247	8.6%
Interest income	890	0.1%	849	0.1%	41	4.8%
Equity earnings in affiliates	1,258	0.2%	2,006	0.3%	(748)	(37.3%)
Other income	913	0.1%	403	0.1%	510	126.6%
Interest expense	(799)	(0.1%)	(1,126)	(0.2%)	327	29.0%
Income before income taxes	106,534	14.6%	98,157	13.2%	8,377	8.5%
Income taxes	34,007	4.7%	31,792	4.3%	(2,215)	(7.0%)
Effective tax rate	31.9%		32.4%		0.5%
Net income including non-controlling interests	72,527	10.0%	66,365	8.9%	6,162	9.3%
Non-controlling interests in subsidiaries’ (loss) earnings	(79)	—	46	—	(125)	(271.7%)
Net income	$72,606	10.0%	$66,319	8.9%	$6,287	9.5%

Basic earnings per share	$0.88		$0.80		$0.08	10.0%
Diluted earnings per share	$0.87		$0.79		$0.08	10.1%
Weighted average shares (basic)	82,419		83,328
Weighted average shares (diluted)	83,411		84,448
	Six months ended June 30,				Fav (Unfav) to Prior Year
	2013	% of Sales	2012	% of Sales	$	%
Net sales	$1,446,005	100.0%	$1,471,167	100.0%	$(25,162)	(1.7%)
Cost of goods sold	979,095	67.7%	1,030,905	70.1%	51,810	5.0%
Gross profit	466,910	32.3%	440,262	29.9%	26,648	6.1%
Selling, general & administrative expenses	272,106	18.8%	251,329	17.1%	(20,777)	(8.3%)
Rationalization and asset impairment charges	1,902	0.1%	1,258	0.1%	(644)	(51.2%)
Operating income	192,902	13.3%	187,675	12.8%	5,227	2.8%
Interest income	1,916	0.1%	1,732	0.1%	184	10.6%
Equity earnings in affiliates	2,517	0.2%	2,698	0.2%	(181)	(6.7%)
Other income	1,627	0.1%	1,269	0.1%	358	28.2%
Interest expense	(1,749)	(0.1%)	(2,298)	(0.2%)	549	23.9%
Income before income taxes	197,213	13.6%	191,076	13.0%	6,137	3.2%
Income taxes	57,843	4.0%	60,562	4.1%	2,719	4.5%
Effective tax rate	29.3%		31.7%		2.4%
Net income including non-controlling interests	139,370	9.6%	130,514	8.9%	8,856	6.8%
Non-controlling interests in subsidiaries’ loss	(42)	—	(48)	—	6	12.5%
Net income	$139,412	9.6%	$130,562	8.9%	$8,850	6.8%

Basic earnings per share	$1.69		$1.57		$0.12	7.6%
Diluted earnings per share	$1.67		$1.54		$0.13	8.4%
Weighted average shares (basic)	82,569		83,390
Weighted average shares (diluted)	83,606		84,527

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Non-GAAP Financial Measures

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Operating income as reported	$104,272	$96,025	$192,902	$187,675
Special items (pre-tax):
Rationalization and asset impairment charges (1)	851	1,258	1,902	1,258
Venezuelan currency devaluation (2)	2,538	—	12,198	—
Venezuelan statutory severance obligation (3)	—	1,381	—	1,381
Adjusted operating income (4)	$107,661	$98,664	$207,002	$190,314

Net income as reported	$72,606	$66,319	$139,412	$130,562
Special items (after-tax):
Rationalization and asset impairment charges (1)	579	915	1,252	915
Venezuelan currency devaluation (2)	2,538	—	12,198	—
Venezuelan statutory severance obligation (3)	—	906	—	906
Adjusted net income (4)	$75,723	$68,140	$152,862	$132,383

Diluted earnings per share as reported	$0.87	$0.79	$1.67	$1.54
Special items	0.04	0.02	0.16	0.03
Adjusted diluted earnings per share (4)	$0.91	$0.81	$1.83	$1.57

Weighted average shares (diluted)	83,411	84,448	83,606	84,527

(1)
The three and six months ended June 30, 2013 include net charges associated with severance and other costs from the consolidation of manufacturing operations initiated in 2012 partially offset by gains related to the sale of assets at rationalized operations.

(2)	Represents the impact of the devaluation of the Venezuelan currency.

(3)	Represents an unfavorable adjustment due to a change in Venezuelan labor law, which provides for increased employee severance obligations.

(4)
Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands)
(Unaudited)

Balance Sheet Highlights

Selected Consolidated Balance Sheet Data	June 30, 2013	December 31, 2012
Cash and cash equivalents	$256,389	$286,464
Total current assets	1,134,224	1,132,816
Property, plant and equipment, net	476,152	486,236
Total assets	2,060,117	2,089,863
Total current liabilities	452,685	440,267
Short-term debt (1)	14,776	18,676
Long-term debt	1,388	1,599
Total equity	1,394,455	1,358,321

Net Operating Working Capital	June 30, 2013	December 31, 2012
Accounts receivable	$396,383	$360,662
Inventory	367,631	364,890
Trade accounts payable	195,459	209,647
Net operating working capital	$568,555	$515,905

Net operating working capital to net sales (2)	19.5%	18.8%

Invested Capital	June 30, 2013	December 31, 2012
Short-term debt (1)	$14,776	$18,676
Long-term debt	1,388	1,599
Total debt	16,164	20,275
Total equity	1,394,455	1,358,321
Invested capital	$1,410,619	$1,378,596

Total debt / invested capital	1.1%	1.5%
Return on invested capital (3)	18.9%	18.7%

(1)	Includes current portion of long-term debt.

(2)	Net operating working capital to net sales is defined as net operating working capital divided by annualized rolling three months of sales.

(3)	Return on invested capital is defined as rolling 12 months of earnings excluding tax-effected interest divided by invested capital.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Three months ended June 30,
	2013	2012
OPERATING ACTIVITIES:
Net income	$72,606	$66,319
Non-controlling interests in subsidiaries’ (loss) earnings	(79)	46
Net income including non-controlling interests	72,527	66,365
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	240	—
Depreciation and amortization	17,158	16,206
Equity earnings in affiliates, net	(446)	(1,154)
Pension expense	7,320	9,193
Pension contributions and payments	(26,030)	(19,354)
Other non-cash items, net	9,991	12,589
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in accounts receivable	23,218	8,203
Decrease (increase) in inventories	4,026	(6,240)
Decrease in trade accounts payable	(20,108)	(6,958)
Net change in other current assets and liabilities	21,439	3,409
Net change in other long-term assets and liabilities	(2,136)	(537)
NET CASH PROVIDED BY OPERATING ACTIVITIES	107,199	81,722

INVESTING ACTIVITIES:
Capital expenditures	(15,910)	(13,680)
Acquisition of businesses, net of cash acquired	(4,127)	(27,439)
Proceeds from sale of property, plant and equipment	487	128
Other investing activities	(4,217)	(1,541)
NET CASH USED BY INVESTING ACTIVITIES	(23,767)	(42,532)

FINANCING ACTIVITIES:
Net change in borrowings	(1,263)	(1,371)
Proceeds from exercise of stock options	3,546	4,772
Excess tax benefits from stock-based compensation	1,476	2,471
Purchase of shares for treasury	(56,897)	(20,040)
Cash dividends paid to shareholders	(16,580)	(14,177)
Other financing activities	(2,809)	—
NET CASH USED BY FINANCING ACTIVITIES	(72,527)	(28,345)

Effect of exchange rate changes on Cash and cash equivalents	(2,971)	(3,720)
INCREASE IN CASH AND CASH EQUIVALENTS	7,934	7,125
Cash and cash equivalents at beginning of period	248,455	300,838
Cash and cash equivalents at end of period	$256,389	$307,963

Cash dividends paid per share	$0.20	$0.17

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Six months ended June 30,
	2013	2012
OPERATING ACTIVITIES:
Net income	$139,412	$130,562
Non-controlling interests in subsidiaries’ loss	(42)	(48)
Net income including non-controlling interests	139,370	130,514
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	354	—
Depreciation and amortization	34,555	31,785
Equity earnings in affiliates, net	(882)	(711)
Pension expense	14,935	17,690
Pension contributions and payments	(81,351)	(39,049)
Other non-cash items, net	24,336	20,176
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in accounts receivable	(43,367)	(21,549)
Increase in inventories	(12,308)	(20,702)
(Decrease) increase in trade accounts payable	(11,840)	16,383
Net change in other current assets and liabilities	25,621	22,484
Net change in other long-term assets and liabilities	(2,372)	3,865
NET CASH PROVIDED BY OPERATING ACTIVITIES	87,051	160,886

INVESTING ACTIVITIES:
Capital expenditures	(31,048)	(26,247)
Acquisition of businesses, net of cash acquired	(4,676)	(49,335)
Proceeds from sale of property, plant and equipment	592	338
Other investing activities	(4,217)	(1,541)
NET CASH USED BY INVESTING ACTIVITIES	(39,349)	(76,785)

FINANCING ACTIVITIES:
Net change in borrowings	(2,755)	(85,369)
Proceeds from exercise of stock options	13,204	12,212
Excess tax benefits from stock-based compensation	5,465	5,454
Purchase of shares for treasury	(69,677)	(40,138)
Cash dividends paid to shareholders	(16,580)	(28,363)
Other financing activities	(2,809)	—
NET CASH USED BY FINANCING ACTIVITIES	(73,152)	(136,204)

Effect of exchange rate changes on Cash and cash equivalents	(4,625)	(1,035)
DECREASE IN CASH AND CASH EQUIVALENTS	(30,075)	(53,138)
Cash and cash equivalents at beginning of period	286,464	361,101
Cash and cash equivalents at end of period	$256,389	$307,963

Cash dividends paid per share	$0.20	$0.34

Lincoln Electric Holdings, Inc.
Segment Highlights
(In thousands)
(Unaudited)

	North America Welding	Europe Welding	Asia Pacific Welding	South America Welding	The Harris Products Group	Corporate / Eliminations	Consolidated
Three months ended June 30, 2013
Net sales	$419,069	$108,661	$69,239	$44,503	$85,960	$—	$727,432
Inter-segment sales	35,529	4,330	4,374	51	2,674	(46,958)	—
Total	$454,598	$112,991	$73,613	$44,554	$88,634	$(46,958)	$727,432

EBIT (1)	$82,511	$9,457	$143	$8,527	$7,343	$(1,538)	$106,443
As a percent of total sales	18.2%	8.4%	0.2%	19.1%	8.3%		14.6%
Special items charge (2)	$266	$75	$510	$2,538	$—	$—	$3,389
EBIT, as adjusted (4)	$82,777	$9,532	$653	$11,065	$7,343	$(1,538)	$109,832
As a percent of total sales	18.2%	8.4%	0.9%	24.8%	8.3%		15.1%
Three months ended June 30, 2012
Net sales	$416,223	$114,437	$85,433	$37,169	$90,783	$—	$744,045
Inter-segment sales	39,658	4,466	5,076	11	2,353	(51,564)	—
Total	$455,881	$118,903	$90,509	$37,180	$93,136	$(51,564)	$744,045

EBIT (1)	$76,479	$10,399	$3,425	$1,599	$9,041	$(2,509)	$98,434
As a percent of total sales	16.8%	8.7%	3.8%	4.3%	9.7%		13.2%
Special items charge (3)	$77	$592	$589	$1,381	$—	$—	$2,639
EBIT, as adjusted (4)	$76,556	$10,991	$4,014	$2,980	$9,041	$(2,509)	$101,073
As a percent of total sales	16.8%	9.2%	4.4%	8.0%	9.7%		13.6%
Six months ended June 30, 2013
Net sales	$838,623	$219,152	$139,278	$80,877	$168,075	$—	$1,446,005
Inter-segment sales	64,514	8,609	8,758	71	4,898	(86,850)	—
Total	$903,137	$227,761	$148,036	$80,948	$172,973	$(86,850)	$1,446,005

EBIT (1)	$158,311	$20,164	$2,239	$3,979	$14,494	$(2,141)	$197,046
As a percent of total sales	17.5%	8.9%	1.5%	4.9%	8.4%		13.6%
Special items charge (2)	$1,126	$69	$707	$12,198	$—	$—	$14,100
EBIT, as adjusted (4)	$159,437	$20,233	$2,946	$16,177	$14,494	$(2,141)	$211,146
As a percent of total sales	17.7%	8.9%	2.0%	20.0%	8.4%		14.6%
Six months ended June 30, 2012
Net sales	$797,552	$240,240	$177,996	$77,007	$178,372	$—	$1,471,167
Inter-segment sales	73,200	8,917	8,893	11	4,736	(95,757)	—
Total	$870,752	$249,157	$186,889	$77,018	$183,108	$(95,757)	$1,471,167

EBIT (1)	$145,998	$23,210	$5,998	$4,504	$16,194	$(4,262)	$191,642
As a percent of total sales	16.8%	9.3%	3.2%	5.8%	8.8%		13.0%
Special items charge (3)	$77	$592	$589	$1,381	$—	$—	$2,639
EBIT, as adjusted (4)	$146,075	$23,802	$6,587	$5,885	$16,194	$(4,262)	$194,281
As a percent of total sales	16.8%	9.6%	3.5%	7.6%	8.8%		13.2%

(1)	EBIT is defined as Operating income plus Equity earnings in affiliates and Other income.

(2)	Special items in the three and six months ended June 30, 2013 include net rationalization and asset impairment charges and the impact of the devaluation of the Venezuelan currency.

(3)
Special items include net rationalization and asset impairment charges and an unfavorable adjustment due to a change in Venezuelan labor law, which provides for increased employee severance obligations.

(4)	The primary profit measure used by management to assess segment performance is EBIT, as adjusted. EBIT for each operating segment is adjusted for special items to derive EBIT, as adjusted.

Lincoln Electric Holdings, Inc.
Change in Net Sales by Segment
(In thousands)
(Unaudited)

Three Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2012	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2013
Operating Segments
North America Welding	$416,223	$(20,571)	$22,954	$1,354	$(891)	$419,069
Europe Welding	114,437	(5,624)	—	789	(941)	108,661
Asia Pacific Welding	85,433	(15,177)	—	(1,063)	46	69,239
South America Welding	37,169	3,060	—	6,005	(1,731)	44,503
The Harris Products Group	90,783	1,997	—	(6,356)	(464)	85,960
Consolidated	$744,045	$(36,315)	$22,954	$729	$(3,981)	$727,432
% Change
North America Welding		(4.9%)	5.5%	0.3%	(0.2%)	0.7%
Europe Welding		(4.9%)	—	0.7%	(0.8%)	(5.0%)
Asia Pacific Welding		(17.8%)	—	(1.2%)	0.1%	(19.0%)
South America Welding		8.2%	—	16.2%	(4.7%)	19.7%
The Harris Products Group		2.2%	—	(7.0%)	(0.5%)	(5.3%)
Consolidated		(4.9%)	3.1%	0.1%	(0.5%)	(2.2%)

Six Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2012	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2013
Operating Segments
North America Welding	$797,552	$(27,921)	$63,214	$6,630	$(852)	$838,623
Europe Welding	240,240	(14,631)	—	(3,187)	(3,270)	219,152
Asia Pacific Welding	177,996	(35,322)	—	(2,984)	(412)	139,278
South America Welding	77,007	(261)	—	7,997	(3,866)	80,877
The Harris Products Group	178,372	(1,810)	—	(6,815)	(1,672)	168,075
Consolidated	$1,471,167	$(79,945)	$63,214	$1,641	$(10,072)	$1,446,005
% Change
North America Welding		(3.5%)	7.9%	0.8%	(0.1%)	5.1%
Europe Welding		(6.1%)	—	(1.3%)	(1.4%)	(8.8%)
Asia Pacific Welding		(19.8%)	—	(1.7%)	(0.2%)	(21.8%)
South America Welding		(0.3%)	—	10.4%	(5.0%)	5.0%
The Harris Products Group		(1.0%)	—	(3.8%)	(0.9%)	(5.8%)
Consolidated		(5.4%)	4.3%	0.1%	(0.7%)	(1.7%)